                            CONTRIBUTION AGREEMENT


          THIS CONTRIBUTION AGREEMENT, dated as of April __, 1998 (this "Agreement"), is made and entered into by and among Roundtable Partners, L.L.C., a Delaware limited liability company (the "LLC"), Knight/Trimark Group, Inc., a Delaware corporation (the "Corporation") and each Contributing Member of the LLC that executes a counterpart signature page hereto (each, a "Contributing Member").

          WHEREAS, the Contributing Members have determined to transfer their membership interest in the LLC to the Corporation, as a capital contribution, and to cause the Corporation to offer shares of its common stock ("Common Stock") to the public pursuant to an Initial Public Offering (as defined below).

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     1.   Defined Terms.
          -------------

          As used in this Agreement, the following terms shall have the meanings set forth below. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the LLC Agreement.

          "Election Letter" shall mean the letter from the LLC to Contributing
           ---------------
     Members, dated April __, 1998, including the attachments thereto, describing the transactions contemplated pursuant to the Agreement and providing Contributing Members with a form of election to receive from Newco shares of Common Stock (described in Section 7(a) hereof) with respect to all or a portion of such Contributing Member's Undistributed Profits.

          "Initial Public Offering" shall mean the sale by the Corporation in a
           -----------------------
     bona fide public offering on a firm commitment underwritten basis pursuant to a registration statement filed and declared effective by the Securities and Exchange Commission pursuant to the Securities Act of 1933, of shares of Common Stock of the Corporation.

          "LLC Agreement" shall mean the Limited Liability Company Agreement of
           -------------
     Roundtable Partners, L.L.C. (as amended and in effect from time to time).

          "Percentage Interest" shall mean, for any Contributing Member, the
           -------------------
     percentage interest (expressed as a decimal to five decimal places) set forth opposite such Contributing Member's name in Column 4 of Schedule I attached hereto.

          "Pre-IPO Outstanding Amount" shall mean the aggregate number of shares
           --------------------------
     of Common Stock that will be issued and outstanding immediately following the closing of the Initial Public Offering, as disclosed in the definitive prospectus relating thereto, including shares issued to Brown & Co. upon conversion of its subordinated promissory note and excluding (i) shares issued pursuant to the Initial Public Offering, including any shares issued to cover the Underwriters' exercise of their overallotment option and (ii) shares issued by the Corporation pursuant to Section 2(b)(2) hereof.

          "Undistributed Profits" shall mean, with respect to any Contributing
           ---------------------
     Member as of March 31, 1998, (x) the aggregate amount of Company Net Income, Knight Net Income and Trimark Net Income allocated to such Contributing Member, minus (y) the aggregate amount of Company Net Loss,
                          -----
     Knight Net Loss and Trimark Net Loss allocated to such Contributing Member minus (z) the aggregate amount of cash or other property previously
     -----
     distributed to such Contributing Member, in each case in respect of such Contributing Member's Common Interest in the LLC and pursuant to the terms of the LLC Agreement in effect from time to time.

     2.   Contribution of Common Units; Issuance of Initial Shares.
          --------------------------------------------------------

          At the Closing, in reliance upon the representations and warranties set forth herein, and upon the terms and conditions set forth herein:

          (a) each Contributing Member shall transfer, assign and deliver to the Corporation, as a contribution to capital, all right, title and interest of such Contributing Member in and to the Common Units of the LLC; and

          (b) the Corporation shall issue to such Contributing Member the number of shares of Common Stock equal to (1) the Percentage Interest of such Contributing Member multiplied by the Pre-IPO Outstanding Amount and (2) the quotient resulting from the division of (A) the portion of such Contributing Member's Undistributed Profits which such Contributing Member elects to have exchanged for Common Stock pursuant to such Contributing Member's election on the election form attached to the Election Letter, by (B) the Initial Public Offering price. The Corporation shall authorize the issuance of two classes of Common Stock with identical rights, except that one class will be non-voting. Contributing Members may, upon request, receive shares of non-voting Common Stock in satisfaction of their rights hereunder; and

          (c) the LLC shall be dissolved in accordance with Section 12.1(d) of the LLC Agreement.

     3.   Closing.
          -------

          (a) The Closing will take place concurrently with the closing of the Initial Public Offering.

          (b) At the Closing, (i) each Contributing Member will deliver to the Corporation an instrument of transfer sufficient to effect the contribution of all of such Contributing Member's interest in the LLC to the Corporation; and
(ii) the Corporation shall deliver to such Contributing Member stock certificates representing the appropriate number of shares of Common Stock, determined in the manner set forth in Section 2(b) hereof, registered in the name of such Contributing Member, and cash in lieu of fractional shares of Common Stock.

     4.   Conditions to Closing.
          ---------------------

          The obligations of the parties under this Agreement shall be subject to the following conditions:

          (a) The closing of the Initial Public Offering shall occur concurrently with the Closing.

          (b) The Undistributed Profits of each Contributing Member accrued through March 31, 1998, shall have been distributed by the LLC to such Contributing Member to the extent and in the manner described in Section 7(a) hereof.

     5.   Representations and Warranties of the Corporation.
          -------------------------------------------------

          The Corporation hereby represents and warrants to the Contributing Members, on the date hereof and on and as of the Closing Date, as follows:

          (a) Organization and Standing.  The Corporation (i) is a corporation
              -------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has all requisite corporate power and authority to own, lease or otherwise hold its properties and to carry on its business as contemplated; and (iii) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where it is required by the nature of its business to be so qualified.

          (b) Authority.  The Corporation has all requisite corporate power and
              ---------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Corporation. This Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms. The execution and delivery by the Corporation of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of any material benefit under or result in or require the creation, imposition or extension of any lien upon any of the properties or assets of the Corporation under (i) any material contract, (ii) any provision of the Certificate of Incorporation or By-laws of the Corporation or (iii) any applicable law.

          (c) Capitalization of the Corporation.  No shares of Common Stock of
              ---------------------------------
the Corporation are issued or outstanding. The issuance of the Common Stock in connection with this Agreement has been duly authorized, and the Common Stock, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will not have been issued in violation of, and will not be subject to, any preemptive or subscription rights.

          (d) Prior Business.  Except for the execution of this Agreement, the
              --------------
consummation of the transactions contemplated hereby and other transactions related thereto and matters preparatory thereto, the Corporation has not since its date of incorporation carried on any business or other activities of any kind whatsoever. The Corporation does not have any subsidiaries or, directly or indirectly, own any capital stock or other equity interests in any corporation, partnership or other entity, and the Corporation is not a member of or participant in any partnership, joint venture or similar entity.

          (e) Brokers or Finders.  No person is or will be entitled to any
              ------------------
broker's or finder's fee or any other commission or similar fee from the Corporation in connection with any of the transactions contemplated hereby (other than underwriting discounts and commissions to be paid in connection with the Initial Public Offering).

     6.   Representations and Warranties of the Contributing Members.
          ----------------------------------------------------------

          Each Contributing Member hereby represents and warrants to the LLC and the Corporation, on the date hereof and on and as of the Closing Date, as follows:

          (a) Authority.  The Contributing Member has all requisite corporate
              ---------
power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Contributing Member of this Agreement and the consummation by the Contributing Member of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Contributing Member. This Agreement has been duly executed and delivered by the Contributing Member and constitutes a legal, valid and binding obligation of the Contributing Member, enforceable against the Contributing Member in accordance with its terms. The execution and delivery by the Contributing Member of this Agreement does, and the consummation of the transactions contemplated hereby will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of any material benefit under or result in or require the creation, imposition or extension of any lien upon any of the properties or assets of the Contributing Member under (i) any material contract, (ii) any provision of the charter or bylaws of the Contributing Member or (iii) any applicable law.

          (b) Title to Common Units.  Such Contributing Member has, and upon
              ---------------------
consummation of the contribution contemplated by Section 2 hereof, the Corporation will acquire, good, valid and marketable title to the Common Units contributed by such Contributing Member to the Corporation, free and clear of all liens or encumbrances.

          (c) Acquisition for Investment.  Such Contributing Member is acquiring
              --------------------------
the shares of Common Stock being acquired by such Contributing Member for his or her own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and such Contributing Member has no present intention or plan to effect any distribution thereof or otherwise dispose of any shares of Common Stock received pursuant to Section 2(b) hereof. Each Contributing

Member acknowledges that such shares of Common Stock have not been registered under the Securities Act of 1933, as amended, and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration and in accordance with this Agreement.

          (d) Accredited Investor.  The Contributing Member (i) is an
              -------------------
"accredited investor" within the meaning of Rule 501 promulgated under the Securities Act, (ii) has received all the information it considers necessary or appropriate for deciding whether to acquire the shares of Common Stock, (iii) has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of this Agreement and the business, properties, prospects and financial condition of the Corporation, (iv) is able to fend for itself and can bear the economic risk of an investment in the shares of Common Stock, and (v) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of an investment in the Common Stock.

          (e) Brokers or Finders.  No person is or will be entitled to any
              ------------------
broker's or finder's fee or any other commission or similar fee from the Contributing Member in connection with any of the transactions contemplated hereby.

     7.   Distribution of Undistributed Profits.
          -------------------------------------

          (a) At least seven days prior to the first offer of the Common Stock under the Initial Public Offering registration statement, the LLC shall distribute to each Contributing Member who has not elected to receive Common Stock with respect to all of such Contributing Member's Undistributed Profits pursuant to the election form attached to the Election Letter an amount of cash equal to the portion of such Member's Undistributed Profits which such Member has not elected to exchange for Common Stock.

          (b) In the event that the Closing shall not have occurred on or prior to September 30, 1998, each of the Contributing Members hereby provides its consent, pursuant to Section 13.3 of the LLC Agreement, for the amendment of the relevant sections of the LLC Agreement to provide for priority cash distributions to those Contributing Members who did not receive cash distributions of all of their Undistributed Profits from the LLC pursuant to
Section 7(a), in a manner to be reasonably determined by the Advisory Committee.

          (c) Any cash distributed by the LLC to a Contributing Member in accordance with this Agreement shall result in a reduction of such Contributing Member's share of Undistributed Profits.

     8.   Waiver of Registration Rights.
          -----------------------------

          Each Contributing Member hereby waives any registration rights to which such Contributing Member is entitled pursuant to Section 3.7 and Schedule
3.7 of the LLC Agreement in connection with the Initial Public Offering. All Contributing Members will receive registration rights in connection with all of the Common Stock they receive pursuant to this Agreement, pursuant to the terms of a registration rights agreement substantially in the form of Exhibit A hereto.

     9.   Holdback Agreement.
          ------------------

          Each Contributing Member agrees, if so requested in writing by the Corporation, not to effect any public sale or distribution, including any private placement or any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any equity security of the Corporation or of any security convertible into or exchangeable or exercisable for any equity security of the Corporation (in each case, other than as part of such underwritten offering) during the seven days prior to, and during the 180 day period which begins on, the effective date of the registration statement relating to the Initial Public Offering.

     10.  Legends.
          -------

          Each certificate evidencing the shares of Common Stock of the Corporation issued to any Contributing Member pursuant to this Agreement shall, at the time of issuance, bear a legend substantially in the following form:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE
          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT OF 1933 OR ANY STATE SECURITIES LAWS AND
          MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT IN
          COMPLIANCE WITH SUCH ACT AND LAWS.

     11.  Termination.
          -----------

          If the Closing shall not have occurred on or prior to September 30, 1998, this Agreement and all obligations of the parties hereunder, except obligations under Sections 7(b) and 12(g), shall terminate, unless extended by mutual agreement of the parties. The LLC may, without liability to any Contributing Member, terminate this Agreement, and all obligations of the parties hereunder, except obligations under Sections 7(b) and 12(g), shall terminate, if the Advisory Committee of the LLC determines not to consummate the IPO.

     12.  Miscellaneous.
          -------------

          (a) Entire Agreement.  This Agreement contains the entire
              ----------------
understanding of the parties with respect to the transactions contemplated hereby.

          (b) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          (c) Cooperation.  The parties agree to take, or cause to be taken, any
              -----------
and all further actions and to execute any and all additional documents, as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

          (d) Governing Law.  This Agreement shall be governed by and construed
              -------------
and enforced in accordance with the laws of the State of New York.

          (e) Signatures.  This Agreement shall be effective upon delivery of
              ----------
original signature pages or facsimile copies thereof executed by each of the parties hereto.

          (f) Publicity.  No public release, announcement or other form of
              ---------
publicity concerning the Initial Public Offering shall be issued without the prior written consent of the LLC.

          (g) Expenses.  Whether or not the Initial Public Offering or any of
              --------
the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

          (h) Assignment.  No Contributing Member shall assign this Agreement or
              ----------
any of its rights hereunder without the prior written consent of the LLC.

          IN WITNESS WHEREOF, the LLC, the Corporation and each Contributing Member executing a counterpart signature page hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.


THE LLC:                                ROUNDTABLE PARTNERS, L.L.C.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


THE CORPORATION:                        KNIGHT/TRIMARK GROUP, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                  Schedule I
                                  ----------

        Column 1            Column 2          Column 3           Column 4
--------------------------------------------------------------------------------
        Name of            Preliminary       Percentage         Percentage
        -------            -----------       ----------         ----------
  Contributing Member      Percentage     Dilution giving      Interest (1)
  -------------------      ----------     ---------------      ------------
                            Interest      effect to Brown
                            --------      ---------------
                                          & Co. conversion
                                          ----------------
                                         of its Subordinated
                                         -------------------
                                           Promissory Note
                                           ---------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

(1) Does not give effect to the issuance of Common Stock in exchange for Undistributed Profits pursuant to Section 2(b) of the Agreement.

                         COUNTERPART SIGNATURE PAGE TO

                             CONTRIBUTION AGREEMENT


     The undersigned hereby acknowledges receipt of the Contribution Agreement, dated as of April 17, 1998 (the "Contribution Agreement"), by and among Roundtable Partners, L.L.C. (The "LLC"), Knight/Trimark Securities Group, Inc. (the "Corporation"), and each Contributing Member executing a Counterpart Signature Page thereto. From and after the undersigned's execution and delivery of this Counterpart Signature Page and the acceptance hereof by the LLC and the Corporation, the undersigned shall be a party to the Contribution Agreement and shall be deemed a "Contributing Member" for all purposes thereunder.

     Each Contributing Member hereby irrevocably makes, constitutes and appoints Kenneth D. Pasternak and Walter Raquet, or either of them, the true and lawful representative and attorney-in-fact of such Contributing Member, with full power of substitution, to act in the name, place and stead of such Contributing Member, with the power from time to time to execute and delivery any document or instrument necessary to transfer, assign and deliver to the Corporation the Common Units owned by such Contributing Member at the Closing or otherwise to consummate the transactions contemplated by the Contribution Agreement.


                                        ----------------------------------------
                                        Printed Name of Contributing Member


                                        ----------------------------------------
                                        Signature of Contributing Member

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                        Date:
                                             -----------------------------------

Agreed and Accepted

ROUNDTABLE PARTNERS, L.L.C.

By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


KNIGHT/TRIMARK GROUP, INC.

By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

Date:
      ----------------------------------

                                       14